FOURTH AMENDMENT TO CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Fourth Amendment"),
                                                          ----------------
dated as of October 30, 1998, among OREGON STEEL MILLS, INC., a Delaware corporation (the "Borrower"), the various financial institutions as are or may
                  --------
become parties hereto (collectively, the "Lenders"), WELLS FARGO BANK NATIONAL
                                          -------
ASSOCIATION, formerly known as FIRST INTERSTATE BANK OF OREGON, N.A. ("Wells
                                                                       -----
Fargo"), as administrative agent (the "Administrative Agent"), for the Lenders,
-----                                  --------------------
THE BANK OF NOVA SCOTIA ("Scotiabank"), as syndication agent for the Lenders
                          ----------
(the "Syndication Agent") and Wells Fargo and Scotiabank as managing agents (the
      -----------------
"Managing Agents"; the Managing Agents, the Administrative Agent and the
 ---------------
Syndication Agent are collectively referred to as the "Agents") for the Lenders.
                                                       ------


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, the Borrower, the Lenders and the Agents are parties to the Amended and Restated Credit Agreement, dated as of June 12, 1996, as the same has been amended by that certain First Amendment to Credit Agreement dated as of May 30, 1997 and that certain Second Amendment to Credit Agreement dated as of December 11, 1997 and that certain Third Amendment to Credit Agreement dated as of February 17, 1998 (as so amended, hereinafter referred to as the "Existing
                                                                     --------
Credit Agreement"); and
----------------

         WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

         WHEREAS, the Lenders and Agents are willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I.

                                   DEFINITIONS
                                   -----------

         SECTION 1.1.  CERTAIN DEFINITIONS.  The following terms (whether or not
                       -------------------
underscored) when used in this Fourth Amendment shall have the following meanings:

         "Amended Credit Agreement" shall mean the Existing Credit Agreement as
          ------------------------
amended by this Fourth Amendment.

         "Fourth Amendment Effective Date" shall have the meaning provided in
          -------------------------------
Section 4.1.
-----------

         SECTION 1.2.  OTHER DEFINITIONS.  Unless otherwise defined or the
                       -----------------
context otherwise requires, terms used herein have the meanings provided for in the Existing Credit Agreement.

                                   ARTICLE II.

                                  AMENDMENTS TO
                                  -------------
                            EXISTING CREDIT AGREEMENT
                            -------------------------

         Effective on the Fourth Amendment Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this Article II; except as
                                                          ----------
so amended, the Existing Credit Agreement shall continue to remain in all respects in full force and effect.

         SECTION 2.1       AMENDMENT TO SECTION 1.1.
                           -------------------------

         The chart that is included in the definition of the term "Applicable Margin" in Section 1.1 of the Existing Credit Agreement is hereby amended and restated to read in its entirety as follows:


                                          Reserve
                                          Adjusted       Base       Swingline
                          Leverage          LIBO         Rate         Rate
                           Ratio           Margin       Margin       Margin
                          --------        --------      ------      ---------

             Less than 2.0 to 1.0          1.00%          .0%         1.00%

             2.0 to 1.0 or more but        1.50%         .50%         1.50%
             less than 3.0 to 1.0

             3.0 to 1.0 or more but        1.75%         .75%         1.75%
             less than 3.5 to 1.0

             3.5 to 1.0 or more but        2.50%         1.50%        2.50%
             less than 4.0 to 1.0

             4.0 to 1.0 or more but        2.75%         1.75%        2.75%
             less than 4.5 to 1.0

             4.5 to 1.0 or more            3.00%         2.00%        3.00%



         SECTION 2.2.      AMENDMENT TO SECTION 7.2.4 (b).
                           ------------------------------

         Section 7.2.4(b) of the Existing Credit Agreement is hereby amended by deleting the ratio of "2.15 to 1.00" opposite the date

September 30, 1998 and replacing it with the ratio of "1.75 to 1.0".

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce the Lenders to make the amendments provided for in
Article II, the Borrower hereby (a) represents and warrants, that, immediately after giving effect to the provisions of this Fourth Amendment, each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and no Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall
                                                       ----------
constitute an immediate Event of Default.


                                   ARTICLE IV.

                           CONDITIONS TO EFFECTIVENESS
                           ---------------------------

         SECTION 4.1. EFFECTIVE DATE. This Fourth Amendment shall become
                      --------------
effective on the date (herein called the "Fourth Amendment Effective Date") when
                                          -------------------------------
the conditions set forth in this Section 4.1 have been satisfied.
                                 -----------

         Section 4.1.1. Execution of Counterparts. The Administrative Agent
                        ------------------------
shall have received counterparts of this Fourth Amendment duly executed and delivered on behalf of the Borrower, the Required Lenders and the Agents.

         Section 4.1.2. Legal Details, etc. All documents executed or submitted
                        ------------------
pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Managing Agents and their counsel.

         Section 4.1.3. Amendment Fee.  The Borrower shall have made payment to
                        -------------
each Lender of an amendment fee in an amount equal to .25% of such Lender's Revolving Loan Commitment.

         SECTION 4.2. EXPIRATION. If all of the conditions set forth in Section
                      ----------                                        -------
4.1 hereof shall not have been satisfied on or prior to October 30, 1998, the
---
agreements of the parties contained in this Fourth Amendment shall, unless otherwise agreed by the Lenders, terminate effective immediately on such date and without further action.


                                   ARTICLE V.

                                  MISCELLANEOUS
                                  -------------

         SECTION 5.1. LOAN DOCUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This
                      ---------------------------------------------------
Fourth Amendment is a Loan Document executed pursuant to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any of its Subsidiaries or which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

         SECTION 5.2. COUNTERPARTS, ETC. This Fourth Amendment may be executed
                      ------------------
by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.3. GOVERNING LAW; ENTIRE AGREEMENT.  THIS FOURTH AMENDMENT
                      -------------------------------
SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                OREGON STEEL MILLS, INC.


                             By:  s/s Jeff S. Stewart
                                -----------------------------
                                Title: Treasurer

                                                 WELLS FARGO BANK NATIONAL
                                                 ASSOCIATION, as Administrative
                                                 Agent and Managing Agent


                                                 By:     s/s     David Goode
                                                    ---------------------------
                                                    Title: Vice President
                                                          ---------------------



                                                 THE BANK OF NOVA SCOTIA, as
                                                 Syndication Agent and Managing
                                                 Agent


                                                 By:    s/s Daryl K Hogge
                                                    ---------------------------
                                                    Title:   Officer
                                                          ---------------------


                                                            LENDERS
                                                            -------

                                                WELLS FARGO BANK NATIONAL
                                                ASSOCIATION


                                                By:    s/s David Goode
                                                   ----------------------------
                                                   Title:  Vice President
                                                         ----------------------


                                                THE BANK OF NOVA SCOTIA


                                                By:    s/s Daryl K Hogge
                                                   ----------------------------
                                                   Title:    Officer
                                                         ----------------------


                                                U.S. BANK NATIONAL ASSOCIATION


                                                By:    s/s Dale Parshall
                                                   ----------------------------
                                                   Title:    Vice President
                                                         ----------------------


                                                KEYBANK, NATIONAL ASSOCIATION


                                                By:  Thomas A. Crandell
                                                   ----------------------------
                                                   Title:  Vice President
                                                         ----------------------

                                                THE FIRST NATIONAL BANK OF
                                                CHICAGO


                                                By: s/s Mark A. Isley
                                                   ----------------------------
                                                   Title: First Vice President
                                                         ----------------------


                                                THE BANK OF TOKYO-MITSUBISHI,
                                                LTD., PORTLAND BRANCH


                                                By:
                                                   ----------------------------
                                                   Title:
                                                         ----------------------


                                                PNC BANK, NATIONAL ASSOCIATION


                                                By:   s/s Troy Brown
                                                   ----------------------------
                                                   Title: Corporate Banking
                                                          Officer


                                                NATIONSBANK N.A.


                                                By:   s/s Charles F. Lilygren
                                                   ----------------------------
                                                   Title:  Sr. Vice President
                                                         ----------------------

                                                UNION BANK OF CALIFORNIA, N.A.


                                                By:
                                                   ----------------------------
                                                   Title:
                                                         ----------------------